The Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (the “Company”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded

Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and the Company announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to ongoing negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and the Company have agreed to certain cash payments from the Company to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain Company intellectual property and related assets, to a Nasdaq affiliate. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations. However, Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.